UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2016

VERSO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

VERSO PAPER HOLDINGS LLC

(Exact name of registrant as specified in its charter)

Delaware	333-142283	56-2597634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6775 Lenox Center Court, Suite 400

Memphis, Tennessee 38115-4436

(Address of principal executive offices) (zip code)

(901) 369-4100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the term “Verso” refers to Verso Corporation; the term “Verso Finance” refers to Verso Paper Finance Holdings LLC, an indirect, wholly owned subsidiary of Verso; the term “Verso Holdings” refers to Verso Paper Holdings LLC, a direct, wholly owned subsidiary of Verso Finance; the term “NewPage” refers to NewPage Holdings Inc., a direct, wholly owned subsidiary of Verso Holdings; and the term for any such entity includes its direct and indirect subsidiaries when referring to the entity’s consolidated financial condition or results of operations.

As previously disclosed, on January 26, 2016, Verso and substantially all of its direct and indirect subsidiaries (collectively, the “Debtors”) commenced voluntary reorganization proceedings under chapter 11 of title 11 of the United States Code (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

Item 7.01	Regulation FD Disclosure.

In connection with the Chapter 11 Cases and the related entry by substantially all of the Debtors into certain debtor-in-possession financing arrangements (the “DIP Financing”), Verso provided certain confidential information to certain holders of the Debtors’ debt (the “Holders”). Verso has agreed with certain Holders to provide such information publicly and is making the disclosures included in this Item 7.01, including Exhibits 99.1 and 99.2 to this report, in accordance with that agreement.

Financial Projections

The information in this Item 7.01, including Exhibits 99.1 and 99.2, includes certain financial projections. While presented with numerical specificity, the financial projections are approximations based upon a variety of estimates and assumptions subject to significant business, economic, and competitive uncertainties and contingencies, many of which are beyond Verso’s control. Actual results may vary materially from those presented. The financial projections have not been audited and are not presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Verso believes that the financial projections have been prepared on a reasonable basis, reflecting its best estimates and assumptions, and to the best of Verso’s knowledge and opinion, its expected courses of action. However, because this information is highly subjective, it should not be relied on as necessarily indicative of future results. As a result of the foregoing considerations and other limitations, including those described below under “Forward-Looking Statements,” you are cautioned not to place undue reliance on the financial data included in this Item 7.01, including Exhibits 99.1 and 99.2.

Non-GAAP Measures

The information in Exhibit 99.2 includes certain financial measures not prepared in accordance with GAAP, including “EBITDA.” EBITDA consists of consolidated earnings before interest, taxes, depreciation and amortization, and restructuring charges. Because EBITDA is not a measurement determined in accordance with GAAP and is susceptible to varying calculations, EBITDA as presented may not be comparable to other similarly titled measures presented by other companies. You should consider EBITDA, in addition to, and not as a substitute for or superior to, Verso’s or NewPage’s operating or net income or cash flows from operating activities, as applicable, which are determined in accordance with GAAP. This report does not include a quantitative reconciliation of the differences between the non-GAAP financial measures included in this report with the most directly comparable financial measure or measures calculated and presented in accordance with GAAP, because such reconciliations are not available without unreasonable efforts.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

In this report, all statements that are not purely historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are not guarantees of results, and actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative, that could cause material impacts on Verso’s and Verso Holdings’ historical or anticipated financial results. Although Verso and Verso Holdings believe that in making any such forward-looking statement its expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and is qualified in its entirety by reference to the discussion of risk factors under “Risk Factors” and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed by Verso and Verso Holdings and the following important factors, among others, that could cause actual results to differ materially from those projected in such forward-looking statements:

•	the outcomes of the Chapter 11 Cases and of the Bankruptcy Court’s rulings in the Chapter 11 Cases;

•

the effectiveness of the Debtors’ overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies that the Debtors may employ to address their liquidity and capital resources;

•	the actions and decisions of creditors, regulators and other third parties that have an interest in the Chapter 11 Cases; and

•	the restrictions imposed on the Debtors by the Bankruptcy Court and by the terms of the DIP Financing.

New factors emerge from time to time, and it is not possible for Verso and Verso Holdings to predict all of them, nor can they assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Verso and Verso Holdings, therefore, caution you against relying on these forward-looking statements. All forward-looking statements attributable to Verso or Verso Holdings or persons acting on Verso’s or Verso Holdings’ behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and Verso and Verso Holdings undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	13-Week Cash Forecast dated January 24, 2016.

99.2	18-Month Free Cash Flow Projections dated January 26, 2016.

.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2016

VERSO CORPORATION

By:	/s/ Peter H. Kesser
Peter H. Kesser
Senior Vice President, General Counsel and Secretary

VERSO PAPER HOLDINGS LLC

By:	/s/ Peter H. Kesser
Peter H. Kesser
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	13-Week Cash Forecast dated January 24, 2016.

99.2	18-Month Free Cash Flow Projections dated January 26, 2016.